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                                                                    EXHIBIT 99.7




                                DIRECTOR CONSENT



         In accordance with Commission Rule 438 pursuant to the Securities Act of 1933, as amended, I hereby consent to the use of my name as a proposed director of BancTrust Financial Group, Inc. as set forth in this Registration Statement on Form S-4.




                                  /s/ Dennis A. Wallace
                                  ---------------------------------------
                                  Dennis A. Wallace